Exhibit 10.2

EXECUTION VERSION

INCREMENTAL FACILITY AGREEMENT

THIS INCREMENTAL FACILITY AGREEMENT, dated as of July 21, 2016 (this “Agreement”), is entered into by and among SUNRUN INC., a Delaware corporation (“Sunrun”), AEE SOLAR, INC., a California corporation (“AEE Solar”), SUNRUN SOUTH LLC, a Delaware limited liability company (“Sunrun South”), and SUNRUN INSTALLATION SERVICES INC., a Delaware corporation (“Sunrun Installation Services” and, together with Sunrun, AEE Solar and Sunrun South, each, a “Borrower” and, collectively, the “Borrowers”), CLEAN ENERGY EXPERTS, LLC, a California limited liability company (“CEE” and, together with the Borrowers, each, a “Loan Party” and, collectively, the “Loan Parties”), CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as the Administrative Agent (the “Administrative Agent”), and COMERICA BANK, as Lender (“Comerica”).

RECITALS

WHEREAS, the Borrowers entered into the Credit Agreement, dated as of April 1, 2015 (as amended from time to time, the “Credit Agreement”), by and among the Borrowers, CEE, as a Guarantor, the Administrative Agent, the Lenders party thereto, Silicon Valley Bank, as the Collateral Agent, and Credit Suisse Securities (USA) LLC, as the Lead Arranger and Book Runner;

WHEREAS, pursuant to Section 2.15 of the Credit Agreement, the Borrowers (i) requested  NY Green Bank, a division of the New York State Energy Research & Development Authority, to become a Lender with a Commitment of $[***] and Silicon Valley Bank to increase its Commitment by $[***], which increases were effected pursuant to Amendment No. 2 to the Credit Agreement, dated June 15, 2016, by and among the Loan Parties and the Lenders party thereto and acknowledged by the Administrative Agent, the Collateral Agent and the L/C Issuer (the “Amendment No. 2”), and, (ii) within ninety (90) days of the requests described in clause (i), have requested Comerica to increase its Commitment by $[***] (the “Comerica Increase”); and

WHEREAS, the parties hereto desire to enter into this Agreement to consummate the Comerica Increase on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

ARTICLE 1
DEFINITIONS

1.01Definitions.  Capitalized terms not otherwise defined herein shall have the meanings set forth in the Credit Agreement.

1.02Rules of Interpretation.  The rules of interpretation set forth in Section 1.02 of the Credit Agreement shall apply to this Agreement.

[***] Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

ARTICLE 2
INCREMENTAL FACILITY

2.01Comerica Increase.  Comerica hereby increases its Commitment by an additional $[***], effective as of the Comerica Increase Effective Date (as defined below).

2.02Reallocations and Partial Prepayments.  Schedule A sets forth the reallocation of the Commitments and the Applicable Percentages of the Lenders, the partial prepayments of Revolving Loans outstanding, and the reallocation of the Lenders’ risk participation in Letters of Credit outstanding, in each case as required by Section 2.15(e) of the Credit Agreement in connection with the Comerica Increase on the Comerica Increase Effective Date and as of the Comerica Increase Effective Date.

2.03Revolving Increase Effective Date.  The Revolving Increase Effective Date in connection with the Comerica Increase shall be the Comerica Increase Effective Date.

2.04Amendment No. 2.  Comerica hereby ratifies and approves in all respects the Amendment No. 2.

2.05Schedule 1.01(b).  Schedule 1.01(b) of the Credit Agreement is hereby replaced with the new Schedule 1.01(b) attached hereto as Annex I to reflect the Comerica Increase.

ARTICLE 3
REPRESENTATIONS AND WARRANTIES

Each Loan Party represents and warrants to the Administrative Agent and Comerica, on the date hereof, that the following statements are true and correct:

3.01Existence.  Such Loan Party is duly organized or formed, validly existing and, as applicable, in good standing under the Laws of the jurisdiction of its incorporation or organization.

3.02Power and Authority.  Such Loan Party has the requisite power and authority to execute and deliver this Agreement.

3.03Due Authorization.  The execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate or limited liability company action on the part of such Loan Party.  The applicable resolutions of such Loan Party authorize the execution, delivery and performance of this Agreement by such Loan Party and are in full force and effect without modification or amendment.

3.04Binding Obligation.  This Agreement has been duly executed and delivered by such Loan Party, and this Agreement and the Credit Agreement, as modified by this Agreement, constitute the legally valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with the terms of this Agreement and the Credit Agreement, subject to applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.

[***] Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

3.05No Default or Event of Default.  As of the date hereof, no event has occurred and is continuing or would result from the consummation of the transactions contemplated by this Agreement that would constitute a Default or an Event of Default.

3.06Reallocations and Partial Prepayments.  The amounts set forth on Schedule A hereto are true and correct as of the date hereof.

ARTICLE 4
CONDITIONS PRECEDENT

4.01Conditions Precedent to Effectiveness.  The Comerica Increase shall not be effective until the date (such date, the “Comerica Increase Effective Date”) that the following conditions precedent have been satisfied or waived by the Administrative Agent and Comerica:

(a)  The Administrative Agent shall have received copies of this Agreement executed by the Loan Parties, Comerica and the Administrative Agent.

(b)  The Borrowers shall have paid all fees, costs and expenses of the Administrative Agent and Comerica incurred in connection with the execution and delivery of this Agreement (including third-party fees and out-of-pocket expenses of counsel and other advisors or consultants retained by the Administrative Agent and Comerica).

(c)  The Administrative Agent shall have received a certificate of a Responsible Officer of each Loan Party, dated the Comerica Increase Effective Date, certifying the matters set forth in Section 2.15(e) of the Credit Agreement, in form and substance acceptable to the Administrative Agent.

(d)  The Administrative Agent shall have received a certificate of a Responsible Officer of each Loan Party dated the Comerica Increase Effective Date, in form and substance acceptable to the Administrative Agent, attaching and certifying as true, correct and complete: (i) the Organization Documents of each Loan Party (which, to the extent filed with a Governmental Authority, shall be certified as of a recent date by such Governmental Authority), (ii) the resolutions or other authorizations of the governing body of each Loan Party certified as being in full force and effect on the Comerica Increase Effective Date, authorizing the execution, delivery and performance of this Agreement and any instruments or agreements required hereunder, (iii) a certificate of good standing, existence or its equivalent of each Loan Party certified as of a recent date by the appropriate Governmental Authority and (iv) the incumbency (including specimen signatures) of the Responsible Officers of each Loan Party.

(e)  The Administrative Agent shall have received an opinion or opinions of counsel for the Loan Parties, dated the Comerica Increase Effective Date and addressed to the Administrative Agent and Comerica, in form and substance acceptable to the Administrative Agent.

(f)  The Administrative Agent shall have received from Comerica immediately available funds in the amount of $[***], to be applied by the Administrative Agent to make the partial prepayments set forth on Schedule A.

[***] Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

(g)  The Borrowers shall have delivered or caused to be delivered any other customary documents as reasonably requested by the Administrative Agent in connection with this Agreement and the Comerica Increase.

ARTICLE 5
GENERAL PROVISIONS

5.01Notices.  All notices and other communications given or made pursuant hereto shall be made as provided in the Credit Agreement.

5.02Severability.  In case any one or more of the provisions contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby, and the parties hereto shall enter into good faith negotiations to replace the invalid, illegal or unenforceable provision.

5.03Headings.  Section headings have been inserted in this Agreement as a matter of convenience for reference only and it is agreed that such paragraph headings are not a part of this Agreement and shall not be used in the interpretation of any provision of this Agreement.

5.04Governing Law.  This Agreement shall be governed by and construed in accordance with the law of the State of New York.

5.05Counterparts.  This Agreement may be signed in any number of counterparts and each counterpart shall represent a fully executed original as if signed by all of the parties listed below.

5.06Ratification.  Except as modified hereby, the Credit Agreement and the other Loan Documents remain in full force and effect.  On and after the date hereof, all references to the Credit Agreement in each of the Loan Documents shall hereafter mean the Credit Agreement as modified by this Agreement.  The execution, delivery and performance of this Agreement shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Lenders, the Administrative Agent, the Collateral Agent or the Arranger under, the Credit Agreement or any other Loan Document.  Nothing contained in this Agreement shall be construed as a substitution or novation of the obligations of the Loan Parties outstanding under the Credit Agreement or instruments securing the same, which obligations shall remain in full force and effect, except to the extent that the terms thereof are modified by this Agreement.  Nothing expressed or implied in this Agreement shall be construed as a release or other discharge of the Loan Parties from any of their obligations or liabilities under the Credit Agreement or any other Loan Document.

5.07Loan Document.  This Agreement shall constitute a Loan Document under the terms of the Credit Agreement.

5.08Costs and Expenses; Indemnification; Reimbursement.  The parties hereto agree that this Agreement is subject to the costs and expenses, indemnification, reimbursement and related provisions set forth in Section 11.04 of the Credit Agreement.

[***] Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

5.09Submission to Jurisdiction; Waiver of Venue; Service of Process; Waiver of Jury Trial.  The submission to jurisdiction, waiver of venue, service of process and waiver of jury trial provisions set forth in Sections 11.14(b), (c) and (d) and 11.15 of the Credit Agreement, respectively, are hereby incorporated by reference, mutatis mutandis.

[SIGNATURE PAGES FOLLOW]

[***] Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.

BORROWERS:	SUNRUN INC., a Delaware corporation

	By:	/s/ Bob Komin
Name: Bob Komin
Title: Chief Financial Officer

AEE SOLAR, INC., a California corporation

	By:	/s/ Bob Komin
Name: Bob Komin
Title: Chief Financial Officer

SUNRUN SOUTH LLC, a Delaware limited liability company

	By:	/s/ Bob Komin
Name: Bob Komin
Title: Chief Financial Officer

SUNRUN INSTALLATION SERVICES INC., a Delaware corporation

	By:	/s/ Bob Komin
Name: Bob Komin
Title: Chief Financial Officer

GUARANTOR:	CLEAN ENERGY EXPERTS, LLC, a California limited liability company

	By:	/s/ Mina Kim
Name: Mina Kim
Title: General Counsel

[Signature Page to Incremental Facility Agreement]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent

By:	/s/ Mikhail Faybusovich
Name: Mikhail Faybusovich
Title: Authorized Signatory

By:	/s/ Karim Rahimtoola
Name: Karim Rahimtoola
Title: Authorized Signatory

[Signature Page to Incremental Facility Agreement]

COMERICA BANK, as Lender

By:	/s/ Sunita Pater
Name: Sunita Pater
Title: SVP

[Signature Page to Incremental Facility Agreement]

[***] Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

ANNEX I

SCHEDULE 1.01(b)

Commitments and Unadjusted Applicable Percentages

Lender	Commitment	Unadjusted Applicable Percentage
Credit Suisse AG, Cayman Islands Branch	$[***]	[***]%
Morgan Stanley Senior Funding, Inc.	$[***]	[***]%
Goldman Sachs Bank USA	$[***]	[***]%
KeyBank National Association	$[***]	[***]%
Silicon Valley Bank	$[***]	[***]%
NY Green Bank	$[***]	[***]%
Royal Bank of Canada	$[***]	[***]%
Comerica Bank	$[***]	[***]%
Total	$[***]	100.000000000%

[***] Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

SCHEDULE A

[Attached]

[***] Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

[***]

[***] Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.